March 10, 2017

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	PRIAC Variable Contract Account A

    (File No. 811-21988)

    Prudential Retirement Security Annuity

    (File No. 333-139334)

Dear Commissioners:

On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the annual report made with the Commission by the underlying mutual portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the portfolios specified below:

1.	Filer/Entity:	Advanced Series Trust
	Registration No.:	811-05186
	CIK No.:	0000814679
	Accession No.:	0001193125-17-069936
	Date of Filing:	2017-03-03

	Share Class:	N/A

AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Director & Corporate Counsel